INVESTOR PRESENTATION December 2011 Exhibit 99.1

Safe Harbor
Forward-Looking Statements. This presentation contains "forward-looking statements" within the meaning of the Private Securities
Litigation Reform Act of 1995. These statements are not guarantees of future performance. These forward-looking statements are based on management’s expectations as of December 9, 2011 and assumptions which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. The use of words such as intends and expects, among others, generally identify forward-looking statements. However, these words are not the exclusive means of identifying such statements. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-
looking statements and may include statements relating to future revenues, expenses, margins, profitability, net income / (loss), earnings per share and other measures of results of operations and the prospects for future growth of Expedia, Inc.’s business.
Actual results and the timing and outcome of events may differ materially from those expressed or implied in the forward-looking statements for a variety of reasons, including, among others: declines or disruptions in the travel industry; changes in our relationships and contractual agreements with travel suppliers or supplier intermediaries; risks relating to the announced spin-off of our TripAdvisor business; increases in the costs of maintaining and enhancing our brand awareness; changes in search engine algorithms and dynamics, or search engine disintermediation; our inability to adapt to technological developments or to maintain our existing technologies; our ability to expand successfully in international markets; changes in senior management; volatility in our stock price;
changing laws, rules and regulations and legal uncertainties relating to our business; unfavorable new, or adverse application of existing, tax laws, rules or regulations; adverse outcomes in legal proceedings to which we are party; provisions in certain credit card processing agreements that could adversely impact our liquidity and financial positions; fluctuations in our effective tax rate; our inability to access the capital markets when necessary; risks related to our long term indebtedness; fluctuations in foreign exchange rates; risks related to the failure of counterparties to perform on financial obligations; potential liabilities resulting from our processing, storage, use and disclosure of personal data; the integration of current and acquired businesses; the risk that our intellectual property is not protected from copying or use by others, including competitors; and other risks detailed in our public filings with the SEC, including our annual report on Form 10-K for the year ended December 31, 2010 and quarterly report on Form 10-Q for the quarter ended September 30, 2011. Except as required by law, we undertake no obligation to update any forward-looking or other statements in this presentation, whether as a result of new information, future events or otherwise.
Non-GAAP Measures. Reconciliations to GAAP measures of non-GAAP measures included in this presentation are included in the
Appendices. These measures are intended to supplement, not substitute for, GAAP comparable measures. Investors are urged to consider carefully the comparable GAAP measures and reconciliations.
Industry / Market Data. Industry and market data used in this presentation have been obtained from industry publications and sources as well as from research reports prepared for other purposes. We have not independently verified the data obtained from these sources and cannot assure you of the data’s accuracy or completeness.
Trademarks & Logos. Trademarks and logos are the property of their respective owners.
© 2011 Expedia, Inc. All rights reserved. CST: 2029030-50

Basis of Presentation
The operating results for Expedia, Inc. within this presentation exclude segment results for the TripAdvisor Media Group
(“TripAdvisor”) unless otherwise noted. Expedia allocates certain expenses, such as stock-based compensation and amortization of intangible assets, to its corporate segment while depreciation is included on a segment basis.
The adjusted earnings per share figures presented within are based on historical results, after giving effect to discontinued
operations results of TripAdvisor for the respective periods presented.
Subsequent to the transaction closing on or about December 20, 2011, Expedia expects to file on Form 8-K pro forma results for new Expedia, Inc. for the years ended 2008, 2009, 2010 as well as the nine months ended September 30, 2011 that will reflect results from discontinued operations with respect to TripAdvisor.
Our management believes that the assumptions underlying the financial statements are reasonable. However, this financial information does not necessarily reflect the future financial position, results of operations and cash flows of
Expedia or TripAdvisor, nor does it reflect what the historical financial position, results of operations and cash flows of
Expedia or TripAdvisor would have been had we been a stand-alone company during the periods presented.

expedia inc.

expedia inc.

expedia inc.

Expedia
hotels.com
Expedia Affiliate Network
Expert Travel Solutions
EGENCIA
Hotwire
Local Expert
ACTIVITIES & EXPERIENCES BY EXPEDIA, INC.
venere.com
eLong.com
Expedia CruiseShipCenters
Classic Vacations

tripadvisor

FLIPKEY
TravelLibrary
bookingbuddy
TravelPod
Cruise Critic
EveryTrail
HOLIDAY
virtual tourist
family vacation critic
Independent Traveler.com
smarter TRAVEL
holidaylettings.co.uk
SEATGURU
SNIQUE

Transaction Summary
IS SPINNING OFF
the Portfolio of Travel Media and Content
Sites within the TripAdvisor
®
Media Group
0.6 Billion
$
324 Million
$
1 TTM = Trailing Twelve Months
2 See Appendix A for Non-GAAP to GAAP Reconciliation
3 Adjusted EBITDA is calculated as operating income plus: stock-based compensation expense, including compensation expense related to certain subsidiary equity plans; acquisition-related impacts including amortization of intangible assets and goodwill and intangible asset impairment, and gains (losses) recognized on changes in the value of contingent consideration arrangements; certain infrequently occurring items, including restructuring; charges incurred, if any, for monies that may be required to be paid in advance of litigation in certain occupancy tax proceedings; gains (losses) realized on revenue hedging activities that are included in other, net; and depreciation
TTM
1
3Q 2011 REVENUES
3.4 Billion
$
TTM 3Q 2011ADJUSTED EBITDA
2,3
683 Million
$

Investment Highlights
Global Leader in ~$1 Trillion
Global Leader in ~$1 Trillion
Market with
Market with
Strong Offline-to-Online Trends
Strong Offline-to-Online Trends
Significant Growth Opportunities Across Geographies
Significant Growth Opportunities Across Geographies
Rapid Expansion in Highly Fragmented Hotel Industry
Rapid Expansion in Highly Fragmented Hotel Industry
Technology Platform Investment and
Technology Platform Investment and
Innovation Driving Higher Conversion
Innovation Driving Higher Conversion
Success in New Distribution Channels, e.g. Mobile
Success in New Distribution Channels, e.g. Mobile
A Growth
Company
Powerful Free Cash Flow Generation
Powerful Free Cash Flow Generation

expedia inc.

VOLUME AND GLOBAL REACH
expedia inc.
MULTI-CHANNEL, MULTI-PLATFORM GLOBAL MARKETPLACE

The Largest Online Travel Company in
the World
Mutually
Beneficial
Supply
Agreements
Value to
Travelers
Scale Enables
Virtuous Circle
Diverse Demand:
Geography AND Travel Type
1 comScore Worldwide Average Monthly UV data, January 2011-October 2011
SUPPLY
SUPPLY
Massive
Depth and
Breadth of
~145,000 Hotels in
200+
Countries
300+
Airlines
2.6 Million
Packages
Unmatched
Volume and
Diversity of
Global Travel
DEMAND
DEMAND
60 Million
Unique Visitors
1
Travelers in
~70 Countries
Corporate and
Leisure Travel;
Online and Offline

expedia inc.

expedia inc.

Expedia — Where you book matters.	hotels.com	Expedia Affiliate Network — Expert Travel Solutions	EGENCIA — an Expedia, Inc. company

Hotwire.com	Local Expert — Activities & Experiences by Expedia, Inc.	venere.com	艺龙旅行网 eLong.com	Expedia CruiseShipCenters	Classic Vacations

Brand Strength in
EVERY Established Market
Solid Foothold in Emerging Markets

7

15 Sites in
39 Countries
A Leader in Global
Corporate Travel
Established Brands with Global Reach
76 Sites in
67 Countries
A Leading Hotel
Specialist Globally
26 Sites in
26 Countries
#1
Online Travel Agency
10,000 Affiliates in
33 Countries
“Expedia Inside”
Private Label Solutions
Trusted Brands
Trusted Brands

expedia inc.

GEOGRAPHY

International
24%
Domestic

International
42%
Domestic

PRODUCT

Other
Hotels
63%
Air
22%

Other
Hotels
72%
Air
11%

BRANDS

e.g.

Expedia

hotels.com

Expedia Brand
60%
Other

Expedia Brand
46%
Other

8 Business Mix Transformation Positions Us for Growth Revenue 5 Years Ago Revenue Today Note: 5 Years Ago = 2005 Revenues; Today = TTM ending September 30, 2011 Revenues expedia inc.
UNITED STATES
EUROPE
ASIA PACIFIC
LATIN AMERICA
Expedia Share:
ONLINE TRAVEL SEGMENT
Expedia 12%
Other
Expedia 6%
Other
Expedia 4%
Other
Expedia 1%
Other
% of Total Travel Market
54%
39%
24%
18%
2011 TOTAL TRAVEL MARKET
Expedia 7%
Other
$277B
Expedia 2%
Other
$302B
Expedia 1%
Other
$227B
Expedia 0.3%
Other
$63B

Expedia Well-Positioned to Capture
Significant Global Growth Opportunity
Sources:  PhoCusWright estimates and Expedia data
Note: EXPE share of travel market defined by TTM gross bookings as of September 30, 2011. APAC data includes gross bookings from AirAsia joint venture expedia inc.

eLong.com 艺龙旅行网 | Expedia AirAsia | hotels.com | Expedia Affiliate Network Expert Travel Solutions

GROSS BOOKINGS GROWTH

41% CAGR ('06-'10)
$0.35B
$0.52B
$0.72B
$0.91B
$1.37B
2006
2007
2008
2009
2010

ASIA PACIFIC

58% Growth[1] (TTM'10-TTM'11)
$1.26B
$1.99B[1]
2010 TTM 3Q
2011 TTM 3Q

Asia – Investing for Growth
Key Assets
Key Assets
14 Sites in
13 Asian Countries —
5 Launched
Since 2009
Powers Important
Asian Brands, e.g.
JALAN: One of Asia’s
Leading Travel Sites
64% Ownership in
#2 Chinese Online
Travel Agency
Partnership with Asia’s
Leading Low Cost
Carrier
+
1 Includes Gross Bookings for AirAsia joint venture that launched July 1, 2011 and were not consolidated in Expedia’s 3Q 2011 results expedia inc.

Other¹
Car
Air

tripadvisor
520,000
priceline.com
170,000
expedia inc
145,000
ORBITZ
85,000
ctrip.com
39,000

Expedia
Expedia
® Has Scale in Hotels …
Has Scale in Hotels …
Global Team
Working to Sign
Up New Hotels
Number of Hotels3
Rapidly Expanding in
Fragmented Hotel Market
1 Other includes Advertising, Destination Services, Insurance, Cruise, Agency Packages, and Other
2 Smith Travel Research and Expedia data
3 Hotel data for TripAdvisor, Priceline, Orbitz and Ctrip.com from Companywebsites
…
…
And Significant Room for
And Significant Room for
Additional Growth
Additional Growth
Hotels Hotels
72% 72%
$3.4B
TTM 3Q 2011
Revenues
~145k Hotels in
200+ Countries
Single Largest
Booker of
Rooms in US
… But Still Only
~5% Share2

expedia inc.

Expedia
hotels.com
Affiliate Network
EGENCIA

UNIFIED
Customer Operations Technology
UNIFIED
Transactional Infrastructure:
Financials / Order Management / Inventory Management
Technology Investment
Positions Us for Growth
10,000
Affiliates
CUSTOMIZED
Front-End Technology for Rapid Innovation
and Powerful Analytics …
Improving Conversion

expedia inc.

h
hotels.com

10,000 Affiliates

Affiliate Network

THE PAYOFF …

Gross Bookings Growth[1]

12%	41%
CAGR (2007-2010)	Y-o-Y Growth (TTM 3Q 2011)

THE PAYOFF …

Gross Bookings Growth

11%	24%
CAGR (2007-2010)	Y-o-Y Growth (TTM 3Q 2011)

Financials / Order Management / Inventory Management

13 Technology Investment Positions Us for Growth 1 Hotels.com Gross Bookings growth does not include Venere

Fast Paced Innovation from
Fast Paced Innovation from
Technology Investment
Technology Investment
Simplifying the Customer
Simplifying the Customer
Experience to Drive Conversion:
Experience to Drive Conversion:
An Example
An Example
Investing in Technology at
24
3-4
New Technology Releases Annually
Pre-Investment
New Platform
Capability
… and Driving Toward Even Faster Releases
…
…
Increases Conversion Rates
Increases Conversion Rates
Pre-Platform
Migration
Post-Platform
Migration
+~20%
Number of Pages to Booking
Pre-Investment
~6
Pages
1
Page
New Platform
Capability

expedia inc.

Expedia

mobiata

travel ticker

GROUPON

ASAP

Opening Up Significant
Opening Up Significant
Opportunity in Travel
Opportunity in Travel
Industry Leading Mobile, Social and Deal
Initiatives Drive Traffic and Revenue
50-70%
of Mobile Bookings
of Mobile Bookings
Completed within
Completed within
One Day
of Travel / Stay
of Travel / Stay
in App Development
Leading Travel
App Developer
in App Success
#1 Free iPhone
Travel Apps in
40+ Countries 1
in Deals
…
…
Expedia
Expedia
Leads the Way
Leads the Way
The World Is
The World Is
Changing …
Changing …
PC-Connected
Users
24 x 7
Mobile Users
Unique Supply Deal and
Unique Supply Deal and
Value Proposition to
Value Proposition to
Customers:
Customers:
40-50% Off
Just for Mobile
Just for Mobile
1 Source: AppAnnie

Expedia’s Significant Competitive Moats
SCALE and BREADTH SCALE and BREADTH
Global Scale Across Multiple Travel Brands and Product Offerings Global Scale Across Multiple Travel Brands and Product Offerings
DIVERSE DEMAND DIVERSE DEMAND
Multiple Sources Multiple Sources
Leisure Leisure
Corporate Corporate
Call Centers Call Centers
Traditional Travel Agency Traditional Travel Agency
Online Online
SUPPLY SUPPLY
Global Travel Supply Footprint and Global Travel Supply Footprint and
Deeper Supplier Relationships Deeper Supplier Relationships
TECHNOLOGY PLATFORM TECHNOLOGY PLATFORM
Investment in Technology to Investment in Technology to
Drive Conversion and Bookings Drive Conversion and Bookings

expedia inc.

IAC/InterActiveCorp USA Network

BAIN & COMPANY

HIGHLY EXPERIENCED MANAGEMENT TEAM		YEARS AT EXPEDIA	PREVIOUS EXPERIENCE
Clem Bason	President of Hotwire	5	GAP, McKinsey&Company
Scott Durchslag	President of Expedia Worldwide	1	Skype, Motorola
Dhiren Fonseca	Co-President of Partner Supply Group	16	Microsoft
Gary Fritz	Co-President of Partner Supply Group	8	McKinsey&Company
Robert Greyber	President of Egencia	7	scient., Deutsche Bank
Henrik Kjellberg	President of EAN	11	spray, P&G
Edmond Mesrobian	Chief Technology Officer	1	real
Tucker Moodey	SVP of Customer Operations	4	at&t, KRAFT
David Roche	President of Hotels.com	8	raw
Connie Symes	SVP of Human Resources	6	Spheris

Experienced Leadership Team
with Deep Industry Knowledge
Dara
Dara
Khosrowshahi
Khosrowshahi
Chief Executive Officer
and President
6 Years at Expedia
Mark
Mark
Okerstrom
Okerstrom
Chief Financial Officer
5 Years at Expedia
Barry
Barry
Diller
Diller
Senior Executive
16 Years at
IAC/Expedia

18 FINANCIALS

Large User Base With Multiple Growth Vectors
Large User Base With Multiple Growth Vectors
Key Financial Highlights
High Quality Diversified Revenue Streams
High Quality Diversified Revenue Streams
Consistent, Robust Cash Flow Generation and Strong EPS Growth
Consistent, Robust Cash Flow Generation and Strong EPS Growth
Strong Balance Sheet Allows Ample Value-Add Opportunities
Strong Balance Sheet Allows Ample Value-Add Opportunities
Investing Now to Support Future Growth

expedia inc.

$19.6B
$21.3B
$21.8B
$26.0B
$28.6B
2007
2008
2009
2010
TTM 3Q11

$2.5B
$2.7B
$2.7B
$3.0B
$3.4B
2007
2008
2009
2010
TTM 3Q11

$623M
$620M
$659M
$677M
$683M
2007
2008
2009
2010
TTM 3Q11

Investing to Drive Accelerating Growth
ADJUSTED EBITDA¹
ADJUSTED EPS GROWTH
2,3,4
$ Millions
’07-’10 CAGR: 2.8%
TTM 3Q11 Y-o-Y Growth: 2.2%
’07-’10 CAGR: 2.8%
TTM 3Q11 Y-o-Y Growth: 2.2%
’07-’10 CAGR: 6.4%
TTM 3Q11 Y-o-Y Growth: 8.2%
’07-’10 CAGR: 6.4%
TTM 3Q11 Y-o-Y Growth: 8.2%
2 See Appendix B for Non-GAAP to GAAP Reconciliation
3 Adj. EPS does not  take into account the reverse stock split expected to occur immediately prior to the contemplated TripAdvisor spin transaction
4 Adj. EPS is EPS for Expedia, Inc. considering TripAdvisor on a discontinued operations basis
REVENUE
$ Billions
’07-’10 CAGR : 6.1%
TTM 3Q11 Y-o-Y Growth: 15.5%
’07-’10 CAGR : 6.1%
TTM 3Q11 Y-o-Y Growth: 15.5%
1 See Appendix A for Non-GAAP to GAAP Reconciliation
GROSS BOOKINGS
World’s Largest Travel Company World’s Largest Travel Company
$ Billions

TTM 3Q11

GEOGRAPHY

International
42%
Domestic
58%

PRODUCT

Air
11%
Car, Cruise, Other
17%
Hotel
72%

BRANDS

Other Leisure
2%
eLong
2%
EAN
10%
Hotwire
10%
Egencia
5%
Hotels.com[2]
25%
Expedia
46%

	REVENUE	
	CAGR '07-'10	Y-o-Y GROWTH TTM 3Q11
International	12% →	26%
Domestic	3% →	9%
Hotel	6% →	19%
Car, Cruise, Other	10% →	10%
Air	0% →	3%
Hotels.com	11% →	34%
Egencia	16% →	30%
EAN	6% →	29%
eLong	20% →	26%
Hotwire	22% →	11%
Expedia.com	2% →	5%

21 High Quality, Diversified Revenue Weighted Towards Growth 1 Other Leisure includes Classic Vacations, Expedia Local Expert and CruiseShipCenters 2 Hotels.com includes Venere

The Three Stages of Expedia Growth
STAGE 1
2010
STAGE 2
2011-2012
STAGE 3
2013
Revenue Growth
Modest:
6.1% Growth¹
Accelerating Continuing
Line Item Trajectory
(% of Revenues)
Cost of Revenue 22.5%
Flat as
% of Revenue
Declining as
% of Revenue
Selling and Marketing
40.3%
Increasing as
% of Revenue
Flat to Slightly
Increasing as
% of Revenue
Technology
and Content
9.8%
Increasing as
% of Revenue
Flat or Declining as
% of Revenue
G&A
8.5%
Declining as
% of Revenue
Declining as
% of Revenue
Adjusted
EBITDA Margin²
22.3%
Slightly Decreasing as
% of Revenue
Increasing as
% of Revenue
1 Represents 2007 – 2010 CAGR
2 See Appendix A for Non-GAAP to GAAP Reconciliation

40%
35%
30%
25%
20%
15%
10%
5%
0%
21%
16%
26%
28%
29%
34%
24%
22%
21%
15%
25%
26%
30%
36%
24%
23%

Understanding Expedia’s Seasonality
QUARTERLY REVENUE AND ADJUSTED EBITDA CONTRIBUTION
Quarterly Adjusted EBITDA % of Total Annual Adjusted EBITDA
Quarterly Revenue % of Total Annual Revenue
2009
Quarterly Adj.
EBITDA Margin:
Quarter as %
of Total Year
1Q
18%
2Q
26%
3Q
28%
4Q
23%
1Q
15%
2Q
23%
3Q
28%
4Q
21%
2010

USED FOR:

- Capital Expenditures
- Acquisitions & Other Investments
- Share Repurchases
- Dividends

$ Millions 2008 2009 2010 TTM 3Q11
Capex $142 $78 $136 $195
Capex (% of Revenue) 5.2% 2.8% 4.5% 5.7%
Share Repurchases $  – $  – $489 $306
Dividend Payment – – 79 77
Acquisitions & Other Investments¹
342 12 98 88
2
Cash Interest Paid³
54 79 78 124
Consistent, Robust Cash Flow
Available to Drive Equity Returns
Note: Share repurchases and dividend payments reflect consolidated Expedia amounts; Free cash flow defined as net cash provided by operating activities less capital expenditures
1 Includes certain investment activity included in sales and maturities of investments as well as sales (purchases) of interest in controlled subsidiaries, net, as recorded on Expedia’s cash flow statement
2 Acquisitions are as of TTM ending 9/30/2011. Includes $22mm of acquisitions as well as additional investments in majority-owned subsidiaries and the AirAsia joint venture
3 Includes interest on 8.5% Notes
CONSISTENT AND
STRONG FREE CASH
FLOW DRIVERS:
Strong Adjusted EBITDA
Generation
Working Capital Benefit from
Growing Merchant Hotel
Business
Declining Cash Taxes
Annual Free
Annual Free
Cash Flow
Cash Flow
Between
Between
$300M and
$300M and
$600M
$600M
DRIVES

Expedia Pro Forma Capitalization
$ Millions AS OF 9/30/2011 PF 9/30/2011
Cash, Cash Equivalents & Short Term Investments1
$2,006 $1,842
Revolving Credit Facility2
– –
5.950% Notes Due 20203
749 749
7.456% Notes Due 2018 500 500
8.500% Notes Due 2016 4 396 –
Total Debt $1,645 $1,249
Net Debt $(361) $(593)
TTM Adjusted EBITDA 5 683 683
Total Debt / TTM Adjusted EBITDA 2.4x 1.8x
Net Debt / TTM Adjusted EBITDA (0.5)x (0.9)x
Source: Company financial reports and estimates. Some numbers may not add due to rounding
1 Excludes restricted cash
2 Total size of revolving credit facility closed in February 2010 is $750mm; available capacity reduced by $20mm in outstanding letters of credit as of September 30, 2011
3 The 5.950% Notes were issued at 99.893% of par resulting in a discount, which is being amortized over their life
4 The 8.5% Notes were issued at 98.572% resulting in a discount, which is being amortized over their life
5 TTM ending 9/30/11Adjusted EBITDA excludes segment results for TripAdvisor

Summary
Global Leader in ~$1 Trillion Market with
Global Leader in ~$1 Trillion Market with
Strong Offline-to-Online Trends
Strong Offline-to-Online Trends
Significant Growth Opportunities Across Geographies
Significant Growth Opportunities Across Geographies
Rapid Expansion in Highly Fragmented Hotel Industry
Rapid Expansion in Highly Fragmented Hotel Industry
Technology Platform Investment and
Technology Platform Investment and
Innovation Driving Higher Conversion
Innovation Driving Higher Conversion
Success in New Distribution Channels, e.g. Mobile
Success in New Distribution Channels, e.g. Mobile
A Growth
Company
Powerful Free Cash Flow Generation
Powerful Free Cash Flow Generation

27 APPENDICES

$ Millions 2007 2008 2009 2010
TTM ENDING
9/30/2011
Trip
Adv.
Expe.
Inc. ²
Total
Trip
Adv.
Expe.
Inc. ²
Total
Trip
Adv.
Expe.
Inc. ²
Total
Trip
Adv.
Expe.
Inc. ²
Total
Trip
Adv.
Expe.
Inc. ²
Total
Adjusted EBITDA $623 $619 $659 $677 $324 $683 $1,007
Depreciation
57 72 93 105 17 126 143
OIBA¹
$104 $565 $669 $150 $548 $698 $196 $566 $761 $260 $571 $831 $307 $557 $864
Amortization of Intangible Assets - -
(78)
- -
(69)
- -
(38)
- -
(37)
- -
(35)
Impairment of Goodwill - - - - - (2,762) - - - - - - - - -
Impairment of Intangible and
Other Long-Lived Assets
- - - - - (234) - - - - - - - - -
Legal Reserves and Occupancy
Tax Assessments
- - - - - - - -
(68)
- -
(6)
- -
(7)
Stock-Based Compensation - - (63) - - (61) - - (62) - - (60) - - (59)
Restructuring Charges - - - - - - - -
(34)
- - - - - -
Realized Loss on Revenue Hedges - - - - - - - -
11
- -
4
- -
17
Spin-off Costs - - - - - - - - - - - - - - (7)
Operating Income / (Loss) $- $- $529 $- $- $(2,429) $- $- $571 $- $- $732 $- $- $774
Other Expense,  Net - - (32) - - (86) - - (113) - - (111) - - (118)
Income before Income Taxes $- $-
$497
$- $-
$(2,515)
$- $-
$458
$- $-
$621
$- $-
$656
Provision for Income Taxes - -
(203)
- -
(6)
- -
(154)
- -
(195)
- -
(181)
Net Income $- $-
$294
$- $-
$(2,521)
$- $-
$304
$- $-
$426
$- $-
$475
Net Income Attributable to
Noncontrolling Interests
- - 2 - - 3 - - (4) - - (4) - - (2)
Net Income Attributable to
Expedia, Inc.
$- $-
$296
$- $-
$(2,518)
$- $-
$300
$- $-
$422
$- $-
$473
Non-GAAP / GAAP Reconciliation
Appendix A: Adjusted EBITDA
1
Note: Numbers may not sum due to rounding
1
As previously reported in Expedia, Inc.'s annual and quarterly reports filed with the Securities and Exchange Commission for the periods reflected above
2
Represents the remaining segments - Leisure, Egencia and Corporate, as reported under the Expedia, Inc. consolidated financial statements

$ Thousands 2007 2008 2009 2010
TTM ENDING
9/30/2011
Net Income / (Loss) from Continuing Operations $241,968 $(2,340,174) $214,406 $302,251 $323,575
Stock-Based Compensation 59,948 55,731 55,756 52,507
50,728
Amortization of Intangibles 68,367 58,275 23,875 22,514 23,148
Restructuring Charges - - 34,168 - -
Noncontrolling Investment Basis Adjustment - - 5,158 - -
Legal Reserves and Occupancy Tax Assessments - - 67,658 5,542 7,334
Foreign Currency Loss on U.S. Dollar Cash Balances Held by
eLong
- 8,586 128 2,711 2,723
Impairment of Goodwill 8,642 2,480,470 - - -
Impairment of Intangibles - 233,900 - - -
Federal Excise Tax Refunds (12,058) - - - -
(Gain) / Loss on Derivative Instruments Assumed at Spin-Off 5,748 (4,600) 38 - -
Amort. of Intangible Assets as Part of Equity Method Investments 2,324 2,593 458 - -
Unrealized (Gain) / Loss on Revenue Hedges - - (1,033) 4,898 (13,654)
Noncontrolling Interests (4,515) (3,837) (1,343) (2,877) (3,243)
Provision for Income Taxes (38,774) (196,092) (86,521) (26,541) (20,259)
Adjusted Net Income from Continuing Operations $331,650 $294,852 $312,748 $361,005 370,352
GAAP Diluted Weighted Average Shares Outstanding 314,233 286,167 292,141 288,028 278,541
Additional Restricted Stock Units 6,237 13,771 6,367 3,777 2,748
Adjusted Diluted Weighted Average Shares Outstanding 320,470 299,938 298,508 291,805 281,289
Adjusted Earnings from Continued Operations Per Share $1.03 $0.98 $1.05 $1.24 $1.32
Non-GAAP / GAAP Reconciliation
Appendix B: Adjusted EPS Reconciliation
Note: Numbers may not sum due to rounding

$ Thousands 2010
TTM ENDING
9/30/11
Cost of Revenue $685 $752
Stock-Based Compensation (2) (3)
Cost of Revenue ex. Stock-Based Compensation $683 $749
Selling and Marketing $1,235 $1,444
Stock-Based Compensation (14) (14)
Selling and Marketing ex. Stock-Based Compensation $1,221 $1,430
Technology and Content $311 $360
Stock-Based Compensation (14) (15)
Technology and Content ex. Stock-Based Compensation $296 $345
G&A $287 $328
Stock-Based Compensation (29) (28)
G&A ex. Stock-Based Compensation $258 $300
Non-GAAP / GAAP Reconciliation
Appendix C: Non-GAAP Expense Items
Non-GAAP Cost of Revenue, Selling and Marketing, Technology and Content and
General and Administrative Expenses Excluding Stock-Based Compensation
Note: Numbers may not sum due to rounding